SECURITY AGREEMENT

     Medical Staffing Network, Inc., a Delaware corporation ( "Debtor"), with offices at 3111 North University Drive, Suite 406, Coral Springs, Florida 33065, in consideration of the acceptance by Medix Resources, Inc., a Colorado corporation ("Secured Party") with offices at 7100 East Belleview Avenue, Suite 301, Englewood, Colorado 80111, of a Subordinated Promissory Note (the "Note") in the principal amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) from Debtor in connection with Debtor's purchase of certain assets of National Care Resources-Colorado, Inc., a Colorado corporation, National Care Resources-Texas, Inc., a Colorado corporation and TherAmerica, Inc., a Colorado corporation, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby grants to the Secured Party a lien upon and security interest in Debtor's accounts receivable (the "Collateral").

     This Security Agreement is entered into to secure payment of the Note to Secured Party, together with the interest and other charges described in the Note, a copy of which is attached as Exhibit 1. The obligation of the Debtor under the Note is hereinafter referred to as the "Obligation."

     Incident thereto, Debtor agrees with Secured Party as follows:

     Debtor warrants and represents that:

     (a) The security interest granted to Secured Party in the Collateral shall constitute a subordinated lien subject to the terms of (i) an Amended and Restated Credit Agreement (the "Credit Agreement") dated as of February 10, 2000 among the Debtor, MSN Holdings, Inc., a Delaware corporation, the lenders signatory thereto (the "Lenders") and Banc of America Commercial Finance Corporation ("BACF"), as agent for the Lenders, and (ii) a Subordination Agreement (the "Subordination Agreement") dated as of February 19, 2000 among Debtor, Secured Party and BACF.

     (b) Debtor is the lawful owner of such Collateral and, except as set forth in the Credit Agreement and the Subordination Agreement, has the right to pledge, sell, assign, transfer and create a security interest in the same;

     (c) Except as set forth in the Credit Agreement and the Subordination Agreement, the Collateral shall continue to be free from any pledges, liens, encumbrances and security interests or other claims in favor of others, and Debtor will warrant and, at Secured Party's request, defend the same from all claims and demands of all persons, except those persons described in the Credit Agreement and the Subordination Agreement;



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     (d) Except as provided in the Credit Agreement and the Subordination
Agreement, Debtor will not permit any of the Collateral to be levied upon under legal process;

     (e) Except as provided in the Credit Agreement and the Subordination Agreement, Debtor will not sell, transfer, or otherwise dispose of any of the Collateral or any interest therein, or offer to do so, except in the ordinary course of business, without the prior written consent of Secured Party, which consent shall not be unreasonably withheld or delayed;

     (f) Except as provided in the Credit Agreement and the Subordination Agreement, Debtor will not permit anything to be done that may materially impair the value of any of the Collateral or any of the security intended to be afforded by this Security Agreement.

     Upon request and as instructed by Secured Party, Debtor agrees to comply with the requirements of all applicable state laws in order to grant to Secured Party a valid lien upon, and a security interest in, the Collateral described herein, or which may be described in any amendment supplementary hereto.

     Debtor agrees to promptly notify Secured Party of any change in its mailing address or principal place of business to permit a prompt refiling of any outstanding notices, if necessary. Debtor shall also advise Secured Party within 30 days of Debtor's knowledge of any new facts which, under the applicable provisions of law, would materially adversely affect the priority of the secured interest granted to Secured Party by this instrument.

     Debtor shall be in default under this Security Agreement upon the happening of any of the following events or conditions and Debtor's failure to cure such default within ten days after receipt of written notice of a monetary default or within 30 days after receipt of written notice of a non-monetary default:

     (a) Default in the payment or performance of any obligation, covenant or liability contained or referred to herein, or if there should occur an event of default under the Note or any other obligation secured hereby;

     (b) If any written warranty, representation or statement pertaining to Collateral secured by this Security Agreement, made or furnished to Secured Party by Debtor, or by any other party or agency clearly authorized by Debtor to make such written warranty, representation or statement, proves to have been false in any material respect when made or furnished;

     (c) Debtor makes an assignment for the benefit of creditors, institutes or suffers the institution of a case or other proceeding under any applicable bankruptcy law, or any similar order or decree having the same general purpose, and which, if involuntary, is not dismissed, stayed, discharged or vacated within 90 days thereafter or suffers the attachment, execution or other judicial seizure of all or any substantial part of its assets remaining undismissed or undischarged for a period of 30 days after the levy thereof;



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     (d) Dissolution, merger or transfer of a substantial part of the property of Debtor; or

     (e) Appointment of a receiver for the Collateral or any part thereof or for any property in which Debtor has an interest.

     (a) Upon the occurrence of any event of default, as described above, and at any time thereafter, Secured Party may declare the Obligation secured hereby immediately due and payable, and shall have, in addition to all other remedies available at law or equity, the remedies of a secured party under the Uniform Commercial Code as adopted in Florida. Secured Party may, with judicial assistance, take possession of the Collateral and Debtor will not resist or interfere with such action. Unless the Collateral is perishable or threatens to decline speedily in value or is a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown at the beginning of this Security Agreement at least 15 days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party's reasonable attorneys' fees and legal expenses.

     (b) In case of the exercise of any of the rights of Secured Party hereunder, all Collateral and other property or security given to secure the indebtedness secured hereby may be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between items of security or without assigning to them any proportion of the proceeds of such sale. Debtor insofar as it legally may so do, hereby waives the application of any doctrine of marshaling of the Collateral, or such other property or security, which may be offered for sale separately, and sales may be held from time to time, and all powers of Secured Party shall not be fully executed until all Collateral, and such other property or security, shall have been sold.

     No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Debtor shall bind its successors and assigns.

     The covenants and agreements contained in this Security Agreement shall extend to and inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto, the same as if they were in every case named and expressed.

     A reproduction of this Security Agreement or any financing statement relating hereto shall be sufficient as a financing statement and may be filed in any public office as a financing statement.

     Unless otherwise indicated herein, the Secured Party's discretion under this Security Agreement shall be exercised reasonably to the extent required by law.


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     Debtor shall execute, deliver and record a UCC-1 Financing Statement with the Secretary of State of Florida.

     The parties agree to execute, acknowledge, deliver and file, or cause to be executed, acknowledged, delivered and filed, all further instruments, agreements or documents as may be necessary to consummate the transactions provided for in this Agreement and to do all further acts necessary to carry out the purpose and intent of this Agreement.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without reference to its conflicts of law principles. Venue and jurisdiction of all actions relating to the performance or interpretation of this Agreement may be brought only in the courts of the State of Florida located in Broward County or in the United States District Court for the Southern District of Florida. The parties consent to personal jurisdiction in the courts described in this Section for the purpose of all actions, and waive all objections to venue and the right to assert that a court chosen under this Section is improper based on the doctrine of forum non conveniens.

     If litigation is brought concerning this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party, and the non-prevailing party shall upon final judgment and the expiration of all appeals immediately pay upon demand, all reasonable attorneys' fees and expenses of the prevailing party.

     This Agreement constitutes the entire understanding of the parties and supersedes all prior discussions, negotiations, agreements and understandings, whether oral or written, with respect to its subject matter. This Agreement may be modified only by a written instrument properly executed by all of the parties.

     If any one or more of the provisions of this Agreement is held invalid, illegal or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision which comes closest to the intent of the parties.

     Except as otherwise provided in this Agreement, each party shall pay its own legal fees and disbursements and other expenses incurred in connection with this Agreement.

     This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     WAIVER OF JURY TRIAL. IF LITIGATION IS BROUGHT TO ENFORCE THIS AGREEMENT, THE PARTIES KNOWINGLY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM HAS TO A TRIAL BY JURY. THE PARTIES AGREE THIS PROVISION IS A MATERIAL INDUCEMENT TO THE PARTIES' ENTERING INTO THIS AGREEMENT.


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    Initialed (Sellers):       Initialed (Shareholder):
Initialed (Buyer):



     IN WITNESS WHEREOF, the parties have executed this Security Agreement on the 19th day of February, 2000.

                                     DEBTOR

                               MEDICAL STAFFING NETWORK, INC.


                               By: __________________________
                                      Robert J. Adamson, President


                                  SECURED PARTY

                               MEDIX RESOURCES, INC.


                               By: _____________________________
                                      John Yeros, President